REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and effective as of December 7, 2000, by and among Northeast Pennsylvania Financial Corp, a Delaware corporation (the "Company") and James Clark, James McCann, Joseph Schlitzer and John W. Sink (the "Stockholders" and each a "Stockholder").

        WHEREAS, subject to the terms and conditions of the Agreement, dated as of December 7, 2000, by and among the Company and the Stockholders and Higgins Insurance Associates, Inc. ("HIA") (the "Acquisition Agreement"), the Company has issued shares of its Common Stock (the "Shares"); and

        WHEREAS, subject to the terms and conditions set forth herein, the Company has agreed to grant certain registration rights to the Stockholders with respect to the Shares;

        NOW, THEREFORE, in consideration of the forgoing and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

        Section 1. Definitions.

        As used herein, the terms below shall have the following meanings. Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

        "Affiliate" shall have the meaning provided in the Exchange Act.

        "Agreement" shall mean this Registration Rights Agreement.

        "Acquisition Agreement" shall mean the Acquisition Agreement, dated December 7,2000 between the Company and the Stockholders and HIA

        "Common Stock" shall mean shares of common stock, par value $0.01 per share, of the Company.

        "Company" shall mean Northeast Pennsylvania Financial Corp., a Delaware corporation.

        "Demand Registration" shall mean a registration effected pursuant to Section 2(a) hereof.

        "Eligible Period" shall mean the period commencing on the first anniversary of the date of this Agreement and terminating on the 5th anniversary of the date of this Agreement.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations issued pursuant to that Act.

        "Form S-3 Registration" shall mean a registration of securities under the Securities Act effected on a Form S-3 Registration Statement adopted by the SEC, or any successor form.

        "HIA" shall mean Higgins Insurance Associates, Inc., a Pennsylvania corporation.

        "Maximum Offering Size" shall have the meaning assigned to such term in Section 4 of this Agreement.

        "Maximum Registrable Shares" for each Stockholder shall mean:

         Prior to the second anniversary date of this Agreement        25%  of  the  Shares  attributable  to  such
                  Stockholder

         Between the second anniversary and prior to the third         50% of the Shares attributable
         anniversary of this Agreement                                 to such Stockholder

         Between the third anniversary and prior to the fourth         75% of the Shares attributable
         anniversary of this Agreement                                 to such Stockholder

         On and after the fourth anniversary of this Agreement         100% of the Shares attributable
                                                                              to such Stockholder

        provided, however, that Maximum Registrable Shares for each Stockholder at any time shall be reduced by any Shares previously sold to such Stockholder.

        "Person" shall mean an individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization or any other similar entity.

        "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing with the SEC a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

        "Registrable Shares" shall mean the Shares and any securities of the Company issued as a dividend or distribution with respect to, or in exchange for or replacement of such Shares; provided, however, that Shares shall be treated as Registrable Shares only if and so long as (i) all of such Shares proposed to be sold may not be sold, at the time of such proposed sale, without compliance with the registration requirements of the

Securities Act in reliance upon Rule 144, including Rule 144(k), under the Securities Act, or any successor rule; (ii) such Shares have not been sold by the Stockholder pursuant to an effective Registration Statement under the Securities Act; or (iii) such Shares have not been publicly sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Rule 144 under the Securities Act (or any similar provision).

        "Registration Statement" shall mean a registration statement filed with the SEC to register an offering of securities in compliance with the Securities Act, filed on any form available to the Company.

        "SEC" shall mean the United States Securities and Exchange Commission.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations issued pursuant to that Act.

        "Shares" shall mean any shares of Common Stock issued by the Company pursuant to the Acquisition Agreement.

        "Stockholders" shall mean James Clark, James McCann, Joseph Schlitzer and John W. Sink.

        "Violation" shall mean those actions described in Section 9(a) of this Agreement.

        Section 2. Registration Rights.

                (a) Demand Registration. If the Company shall receive, at any time during the Eligible Period, a written request from one or more Stockholders that the Company file a Registration Statement under the Securities Act covering the registration of at least one hundred (100) Registrable Shares (adjusted for all stock splits or similar transactions), and the Company is entitled to register such offering of Registrable Shares on a Form S-3 Registration Statement, then the Company shall, subject to the limitations of Section 4 and to the extent required under Section 6 of this Agreement, use all commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of such Registrable Shares for resale; provided, however, that the Company shall not be required to cover in any such Registration Statement for any Stockholder more than the Maximum Registrable Shares then applicable.

                (b) Limit on Demand Registrations. In no event shall the Company be required to effect more than four registrations pursuant to Section 2(a). For purposes of this Section 2(b), no such registration shall be deemed a Demand Registration unless and until the Registration Statement filed pursuant thereto has been declared effective by the SEC and sales of the securities have been permitted consistent with the plan of distribution described in the Registration Statement.

                (c) Underwritten Offering. If the Stockholder or Stockholders requesting the registration under Section 2(a) intends to distribute the Registrable Shares covered by its request by means of an underwritten offering, it shall so advise the Company as a part of its request made pursuant to Section 2(a), and the Company shall include in the applicable Registration Statement such information with respect to the underwriting and the Stockholder as may be set forth in such written request. The selection of the managing underwriter of any underwritten offering under Section 2 shall be made by the Stockholder, with the consent of the Company (such consent not to be unreasonably withheld). The Stockholder proposing to distribute its securities through such underwritten offering shall (together with the Company as provided in Section 6(e)) enter into an underwriting agreement with customary terms with the underwriter or underwriters selected for such underwritten offering.

        Section 3. Piggy-Back Registrations.

                (a) General. If at any time during the Eligible Period, the Company proposes to register any shares of its Common Stock under the Securities Act in connection with the public offering of such securities (other than a registration on Form S-4 or Form S-8 or any successor forms or filed by the Company to satisfy demand registration rights), the Company shall, at such time, promptly give the Stockholders written notice of such registration. Upon the written request of a Stockholder given within fifteen (15) days after mailing of such notice by the Company in accordance with Section 18 hereof, the Company shall cause to be registered under the Securities Act all of the Registrable Shares up to the then applicable Maximum Registrable Shares that such Stockholder has requested to be registered, subject to the limitations set forth in Section 4 hereof.

                (b) Underwriting Requirements. In connection with any underwritten offering, the Company shall not be required under this Section 3 to include any of the Stockholder's Registrable Shares in such underwriting unless the Stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as determined in accordance with Section 4 hereof.

        Section 4. Limitations on Registration.

                (a) Underwriters Cut-back in the Case of a Piggy-Back Registration. If, in the case of a registration, the managing underwriter advises the Company in writing that the number of Registrable Shares requested to be included in the registration by all Persons (including the Company) exceeds the number of Registrable Shares which can be sold in such offering without having an adverse effect on such offering, including without limitation, the price at which such securities can be sold (the "Maximum Offering Size"), the Company shall be obligated to include in such registration only that number of securities, including Registrable Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. In such event, the Company will be obligated to include in such registration:

                        (i) any and all shares offered for sale by the Company; and to the extent of any remaining shares which may be sold in such offering without exceeding the Maximum Offering Size, any shares included in such registration by any stockholder, including the Stockholder (pro rata based on the total number of shares, covered by piggy back registration rights with the Company held by such stockholders exercising registration rights in the registration).

                (b) Deferral of Filing. The Company may delay the filing (but not the preparation) of a registration statement required by Section 2 until a date not later than 120 days after a registration statement is required to be filed if:

                        (i) the Company or any of its subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company or its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or

                        (ii) the Board of Directors of the Company, at time of the receipt of a request for registration, has been considering a registered underwritten public offering of the Company’s securities for the Company's account and the Company takes substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and proceeds with reasonable diligence to effect such offering.

        A deferral of the filing of a registration statement pursuant to this Section 4(b) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding paragraph, the negotiations or other activities are terminated or the transaction contemplated by such negotiations or other activities is consummated, or, in the case of a deferral pursuant to clause (ii) of the preceding paragraph, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 4(b), the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to the Stockholder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 4(b) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within twenty (20) days after receiving such certificate, the Stockholder may withdraw its request by giving notice to the Company. If withdrawn, the such request shall be deemed not to have been made for all purposes of this Agreement.

        Section 5. Expenses of Registrations.

        The Company shall bear and pay all expenses incurred in connection with registering the sale of Registrable Shares on behalf of the Stockholder pursuant to Section 2; provided, however, that if any securities other than the Registrable Shares are included in such registration, any person on whose behalf such other securities have been included may be required to pay that percentage of the total expenses which equals the percentage of the total proceeds received by such person.

        Section 6. Obligations of the Company.

        Whenever required under this Agreement to effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably possible, use commercially reasonable efforts to do the following:

                (a) SEC Filing. Prepare and file with the SEC a registration statement with respect to such Registrable Shares and to cause such registration statement to become effective, and, upon the request of the Stockholder, keep such registration statement effective for up to 180 days or until all of the Shares registered thereunder are sold, whichever occurs sooner.

                (b) Amendments. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and furnish such copies thereof to the Stockholder and any underwriters as they may reasonably request.

                (c) Prospectus. Furnish to the Stockholder and any underwriters such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Shares owned by it, and cause all related filings to be made with the SEC as required by Rule 424 under the Securities Act.

                (d) Blue Sky Qualification. Register and qualify the Registrable Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Stockholder and any underwriters; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                (e) Underwriting Agreement. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, including, without limitation, delivering opinions of counsel and "comfort letters" of accountants; provided, however, that such managing underwriter has been selected consistent with the provisions of Section 2(c). The Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                (f) Prospectus Delivery. Promptly notify the Stockholder of Registrable Shares covered by the registration statement at any time when the Company becomes aware of the happening of any event as a result of which the registration statement or the prospectus included in such registration statement or any supplement to the prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the registration statement or the prospectus in order to comply with the Securities Act, whereupon, in either case, the Stockholder shall immediately cease to use such registration statement or prospectus for any purpose and, as promptly as practicable thereafter, the Company shall prepare and file with the SEC, and furnish without charge to the Stockholder and managing underwriters, if any, a supplement or amendment to such registration statement or prospectus which will correct such statement or omission or effect such compliance and provide such copies thereof as the Stockholder and any underwriters may reasonably request.

                (g) Prospectus Supplement; Post-Effective Amendments. If requested by the managing underwriter or any seller, promptly incorporate in a prospectus supplement or post-effective amendment such information regarding the seller and the offering as the managing underwriter or any seller reasonably requests in writing to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment.

                (h) Delivery of Filings. As promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement, deliver a copy of each such document (in the form in which it was incorporated) to each seller.

                (i) Securities Certificates. Cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, to enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and to make available to the Company's transfer agent prior to the effectiveness of such registration statement a satisfactory supply of such certificates.

                (j) Opinions of Counsel; Accountants' Comfort Letters. Furnish to each seller and underwriter a signed counterpart of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters as are customarily covered by such opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests.

                (k) Listing of Shares. Cause the Registrable Shares included in any registration statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") or the National Market System of Nasdaq if the Registrable Shares so qualify;

                (l) CUSIP Number. Provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement.

                (m) NASD Filings. Cooperate with the seller and the underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

                (n) Prompt Filing under the Exchange Act. During the period when a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                (o) Amendments or Supplements in Connection with Distribution. Prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company, is required in connection with the distribution of the Registrable Shares.

                (p) Underwriting Agreements. Enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten offering.

                (q) SEC Enforcement Actions. Advise the seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order issued by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

        Section 7. Furnish Information.

        It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of the Stockholder that such Stockholder shall furnish to the Company such information regarding the intended method of disposition of such securities as shall be required to effect the registration of the Stockholder_s Registrable Shares.

        Section 8. Delay of Registration.

        The Stockholder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

        Section 9. Indemnification.

        In the event any Registrable Shares are included in a registration statement under this Agreement or any other shares of Common Stock held by the Stockholder are included in any registration statement:

                (a) Indemnification by the Company. To the fullest extent permitted by law, the Company will indemnify and hold harmless the Stockholder, each of its directors, officers, partners, employees, advisors, agents and representatives, and each person, if any, who controls such Stockholder within the meaning of the Securities Act or the Exchange Act and any agent or investment advisor thereof, against any and all losses, claims, damages, expenses (including, without limitation, attorneys' fees and disbursements) and liabilities (joint or several) to which they may become subject, insofar as such losses, claims, damages, expenses (including, without limitation, attorneys' fees and disbursements) and liabilities (or actions in respect thereof) arise out of, relate to, result from or are based upon any of the following (each a "Violation"):

                        (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

                        (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                        (iii) any violation or alleged violation by the Company of the Securities Act, the

Exchange Act, or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law, subject to Section 9(c) hereof and the Company will pay to the Stockholder or other person, as incurred, any legal or other expenses reasonably incurred by such Stockholder for the services of one law firm retained by all of the indemnified parties, plus appropriate local counsel, in connection with investigating or defending any such loss, claim, damage, expense, liability, or action;

provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability, or action if such settlement is effected without the consent of the Company (which shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, expense, liability, or action to which the Stockholder or other indemnifiable person may become subject to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Stockholder or other indemnifiable person. This right to indemnification shall remain in full force and effect notwithstanding any investigation made by or on behalf of such Stockholder or other indemnifiable person and shall survive the transfer of such securities by such Stockholder.

                (b) Indemnification by Stockholder. To the fullest extent permitted by law, the Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers, partners, employees, advisors, agents and representatives, who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any agent or investment advisor thereof, any other Stockholder selling securities registered in such registration statement and any controlling person of any such underwriter or other Stockholder against any and all losses, claims, damages, expenses (including, without limitation, attorney's fees and disbursements) and liabilities (joint or several) to which any of the foregoing persons may become subject, insofar as such losses, claims, damages, expenses (including, without limitation, attorney's fees and disbursements) and liabilities (or actions in respect thereto) arise out of, relate to, result from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Stockholder; provided, further, that in no event shall any indemnity under this Section 9(b) exceed the net proceeds from the offering received by the Stockholder.

                (c) Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof in accordance with Section 18 hereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that the indemnified party shall have the right to retain one separate counsel (plus appropriate local counsel), with the reasonable fees and expenses to be paid by the indemnifying party, if an indemnified party shall have one or more defenses available to it which is not available to the Company or representation of the indemnified parties by the counsel retained by the indemnifying party otherwise would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial in any material respect to its ability to defend such action, shall to the extent prejudicial relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

                (d) Contribution. If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties_ relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of the Stockholder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by the Stockholder upon the sale of the Registrable Shares giving rise to such contribution obligation and all amounts previously contributed by such Stockholder with respect to such losses, claims, damages, liabilities and expenses. The amount paid or payable to a party as a result of the losses, claims damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                (e) Survival. The obligations of the Company and Stockholder under this Section 9 shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement, and otherwise.

        Section 10. Reports Under Exchange Act.

                With a view to making available to the Stockholder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Stockholder to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:

                (a) make and keep public information available, as those terms are defined in Rule 144; and

                (b) file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act;

        Section 11. "Market Stand-Off" Agreement.

                The Stockholders hereby agree that for a period of seven (7) days prior to and 180 days, or such shorter period required by the underwriters, following the effective date of any registration effected pursuant to Sections 2 or 3 hereof the Stockholders if requested by the managing underwriter, shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by them at any time during such period, except shares of Common Stock included in such registration. The requirements of this Section 11 shall not apply to a Stockholder that (together with its Affiliates), at the time of receipt of the referenced notice from the Company, (i) beneficially owns less than 5% of the outstanding shares of common stock; (ii) is not an Affiliate or an employee of the Company; and (iii) waives any further benefits of this Agreement for it or any subsequent assignee or transferee of its Registrable Shares.

                In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Shares of the Stockholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        Section 12. Amendment.

                This Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and any Stockholder adversely affected by the amendment or waiver. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Stockholder, each transferee thereof and the Company.

        Section 13. Termination.

                The rights provided in this Agreement shall terminate five (5) years after the date of this Agreement.

        Section 14. Governing Law.

                THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

        Section 15. Counterparts.

                This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 16. Titles and Subtitles.

                The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        Section 17. Negotiation of Agreement.

                Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.

        Section 18. Notices.

                Any notice or other communication provided for in, or given under, this Agreement shall be in writing and shall be deemed to be received when delivered in person or when sent by facsimile transmission or five (5) days after mailing by registered or certified mail, return receipt requested, addressed as follows:

If to a Stockholder:                                        With copies to:
Joseph P. Schlitzer                                         Richard Thornburg, Esq.
John W. Sink                                                Lipkin, Marshall, Bohorad & Thornburg, PC
James Clark                                                 One Norwegian Plaza, Suite 200
James McCann                                                P.O. Box 1280
21 Cottage Hill West                                        Pottsville, PA 17901
Pottsville, PA 17901

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If to the Company:                                          With copies to:
Northeast Pennsylvania Financial Corp.                      Kennedy and Lucadamo, PC
12 East Broad Street                                        200 West Chapel Street
Hazleton, PA 18201                                          Hazleton, PA 18201

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        Section 19. Severability.

                If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

        Section 20. Further Assurances.

                The parties shall, without further consideration, execute and deliver such additional documents and take such other action as the other parties, or any of them, may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

        Section 21. Successors and Assigns.

                This Agreement shall be binding upon, and all rights hereto shall inure to the benefit of, the parties hereto, and their respective successors and permitted assigns. The rights and obligations of the Stockholder under this Agreement may not be assigned to any person without consent of the Company.

        Section 22. Entire Agreement.

                This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. There are no restrictions promises, inducements, representations, warranties, covenants or undertakings with regard to the registration of the Company's capital stock pursuant to the Securities Act, other than those expressly set forth or referred to in this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

NORTHEAST PENNSYLVANIA FINANCIAL CORP.

By: _________________________________

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT